                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Amendment No. 1 to Form SB-2 of our report dated February 11, 1997, relating to the financial statements of EMB Corporation (formerly called Pacific International, Inc.), which is contained therein.


/s/ Harlan & Roettger, LLP


San Diego, California
June 2, 1997